UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2007
The Lamson & Sessions Co.

(Exact name of registrant as specified in its charter)

Ohio	001-00313	34-0349210

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25701 Science Park Drive, Cleveland, Ohio		44122-7313

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (216) 464-3400

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 27, 2007, The Lamson & Sessions Co. issued a press release announcing its second quarter sales and earnings results and estimated third quarter and full year 2007 sales and earnings. A copy of the press release is included as Exhibit 99.1 hereto and incorporated herein by reference.
     This Form 8-K and the attached Exhibit are furnished to, but not filed with, the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits:

Number	Exhibit

99.1	Press Release, dated July 27, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LAMSON & SESSIONS CO.
By:	/s/ James J. Abel
	Name:	James J. Abel
	Title:	Executive Vice President, Secretary, Treasurer and Chief Financial Officer

Dated: July 27, 2007

INDEX TO EXHIBITS

Number	Exhibit

99.1	Press Release, dated July 27, 2007

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